Thornburg Limited Term
Municipal Fund
September 10, 2010

Class A: LTMFX	Class C: LTMCX	Class I: LTMIX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, as revised April 30, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The primary investment goal of Limited Term National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account — Buying Fund Shares” on page 66 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load)	1.50%	none		none
Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	0.50%	0.50	%(1)	none
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Class I
Management Fees	0.40%	0.40%		0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%		0.00%
Other Expenses	0.21%	0.23%		0.13%

Total Annual Fund Operating Expenses	0.86%	1.63%		0.53%
Fee Waiver/Expense Reimbursement	—	(0.39)%	(2)	—

Total Annual Fund Operating Expenses	0.86%	1.24%		0.53%
After Fee Waiver/Expense Reimbursement

(1)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(2)	Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2011, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$236	$420	$620	$1,195
Class C Shares	$177	$481	$859	$1,922
Class I Shares	$54	$170	$296	$665
You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$127	$481	$859	$1,922
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.18% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years.
Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. During temporary periods the Fund’s portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures.
The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.
The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.
The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund’s temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer-term obligations owned by the Fund and for any investments by the Fund in lower-rated or unrated municipal obligations. When interest rates decrease, the Fund’s dividends decline. Decreases in market interest rates may also result in pre-payments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower-rated and unrated municipal obligations, the value of which may

2 Thornburg Limited Term Municipal Fund • September 10, 2010
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the obligations that it holds, or may only be able to sell those obligations at less than desired prices. The market for lower-rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.
Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 59 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Limited Term National Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Barclays Capital Five-Year Municipal Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an approximate maturity of five years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time period shown: 4.49% (quarter ended 9-30-09).
Lowest quarterly results for time period shown: -1.38% (quarter ended 6-30-04).
The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.
Average Annual Total Returns (periods ended 12-31-09)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	7.22%	3.25%	4.01%

Return After Taxes on Distributions	7.22%	3.25%	4.01%

Return After Taxes on Distributions	5.89%	3.26%	3.95%
and Sale of Fund Shares

Barclays Index (reflects no deduction for fees, expenses, or taxes)	7.40%	4.50%	5.24%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	8.12%	3.28%	3.85%

Barclays Index (reflects no deduction for fees, expenses, or taxes)	7.40%	4.50%	5.24%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	9.28%	3.91%	4.53%
Barclays Index (reflects no deduction for fees, expenses, or taxes)	7.40%	4.50%	5.24%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C and Class I returns because the returns of the classes are different.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
George Strickland, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1991 and has been one of the persons primarily responsible for management of the Fund since 1998.
Josh Gonze, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1999 and has been one of the persons primarily responsible for management of the Fund since 2007.
Christopher Ihlefeld, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1996 and has been one of the persons primarily responsible for management of the Fund since 2007.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A and C Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Thornburg Limited Term Municipal Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 78 of the Prospectus.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2140

4 Thornburg Limited Term Municipal Fund • September 10, 2010
For the Fund’s Prospectus or SAI, visit www.thornburg.com/download